UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 4, 2006

Southern Star Central Corp.

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(Exact name of registrant as specified in its charter)

Delaware	333-110979	04-3712210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4700 Highway 56, Owensboro, KY		42301
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (270) 852-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

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Item 7.01.

Regulation FD Disclosure.

On April 4, 2006, Southern Star Central Corp. (Southern Star) issued a press release announcing that (i) it commenced a private placement, pursuant to Rule 144A and Regulation S, under the Securities Act of 1933, as amended, of $200 million of senior unsecured notes due 2016, and (ii) its wholly owned subsidiary, Southern Star Central Gas Pipeline, Inc. (Central), launched a concurrent offering of senior notes.  A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On April 4, 2006, Southern Star announced that it and Central had received the requisite number of consents required under the Offer to Purchase and Consent Solicitation Statements of Southern Star and Central, each dated as of March 23, 2006, in order to amend the indentures respectively governing Southern Star’s $180 million outstanding 8 ½% Senior Secured Notes Due 2010, CUSIP Number 84830 AB 6 (Senior Secured Notes) and Central’s $175 million outstanding 7 3/8% Senior Notes Due 2006, CUSIP Number 96949Q AA2 (Senior Notes).  A copy of the press release announcing the receipt of the requisite consents is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On April 6, 2006, Southern Star announced that it and Central had received the requisite number of tenders required as conditions to the tender offers for the Senior Secured Notes and the Senior Notes.  A copy of the press release announcing the receipt of the requisite number of tenders is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The information in the press releases attached as Exhibits 99.1, 99.2, 99.3 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934, or the Securities Act of 1933, if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01.

Financial Statements and Exhibits.

(c)

Exhibits

99.1

Press Release, dated April 4, 2006.

99.2

Press Release, dated April 4, 2006.

99.3

Press Release, dated April 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2006	SOUTHERN STAR CENTRAL CORP. /s/ Susanne W. Harris
Susanne W. Harris Vice President, Chief Financial Officer and Treasurer